SECOND AMENDMENT
TO
SECOND AMENDED AND RESTATED
5-YEAR REVOLVING CREDIT AGREEMENT
dated as of
August 31, 2015
among
PIONEER NATURAL RESOURCES COMPANY,
as the Borrower
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent
WELLS FARGO BANK, NATIONAL ASSOCIATION,
BANK OF AMERICA, N.A. and
JPMORGAN CHASE BANK, N.A.,
as Issuing Banks

WELLS FARGO BANK, NATIONAL ASSOCIATION,
BANK OF AMERICA, N.A. and
JPMORGAN CHASE BANK, N.A.,
as Swingline Lenders

and
The Lenders Party Hereto

BANK OF AMERICA, N.A. and JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agents
BANK OF MONTREAL and CITIBANK, N.A.,
as Co-Documentation Agents

WELLS FARGO SECURITIES, LLC,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and
J.P. MORGAN SECURITIES LLC,
as Co-Arrangers and Joint Bookrunners

Second Amendment to Second Amended and Restated
5-Year Revolving Credit Agreement
This Second Amendment to Second Amended and Restated 5-Year Revolving Credit Agreement dated as of August 31, 2015 (the “Second Amendment”), among Pioneer Natural Resources Company, a Delaware corporation, as the Borrower (the “Borrower”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), Wells Fargo Bank, National Association, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as Issuing Banks, Wells Fargo Bank, National Association, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as Swingline Lenders, the Lenders party hereto, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, Bank of Montreal and Citibank N.A., as Co-Documentation Agents, and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as Co-Arrangers and Joint Bookrunners.
Recitals
A.    The Borrower, the Administrative Agent and the other agents and Lenders party thereto are parties to that certain Second Amended and Restated 5-Year Revolving Credit Agreement dated as of March 31, 2011 (as amended, modified, supplemented, restated or replaced from time to time, the “Agreement”) pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower has requested and the Administrative Agent and the Lenders agree that certain terms and provisions of the Agreement be amended as provided in this Second Amendment.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term which is defined in the Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to the Agreement.

Section 2.     Amendments to Agreement.

2.1    Restated Definitions. The definitions of “Agreement”, “Credit Exposure”, “Excluded Taxes”, “FATCA”, “Indemnified Taxes”, “LIBO Rate”, “Loans”, “Maturity Date”, “Other Taxes”, and “Taxes” contained in Section 1.01 of the Agreement are hereby amended and restated in their entirety to read in full as follows:
“Agreement” means this Second Amended and Restated 5-Year Revolving Credit Agreement, as the same has been amended by the First Amendment, the Second Amendment, and as the same may be further amended, modified, supplemented, restated or replaced from time to time.
“Credit Exposure” means, with respect to any Lender at any time, the sum (without duplication) of (a) the outstanding principal amount of such Lender’s Loans (including Swingline Loans) at such time, (b) its LC Exposure at such time and (c) its Swingline Exposure (other than such Lender’s Swingline Exposure with respect to Swingline Loans made by such Lender in its capacity as a Swingline Lender, if any) at such time.
“Excluded Taxes” means, with respect to any Recipient of a payment made by or on account of any obligation of any Obligor under any Loan Document (a) Taxes imposed on or measured by its net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed on it by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, or (ii) that are Other Connection Taxes, (b) in the case of a Lender, any U.S. federal withholding Tax that is imposed on amounts payable to or for the account of such Lender at the time such Lender (i) becomes a party to this Agreement, whether upon execution or upon assignment (other than an assignment pursuant to a request by the Borrower under Section 2.19(b)), or (ii) designates a new lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Lender’s failure to comply with Section 2.17(e), and (d) any U.S. federal withholding Taxes imposed under FATCA.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Obligor under any Loan Document, and (b) to the extent not otherwise described in (a), Other Taxes.
“LIBO Rate” means, with respect to any Eurodollar Revolving Borrowing for any Interest Period, the rate appearing on the Reuters Screen LIBOR01 Page (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period. Notwithstanding the foregoing, if the LIBO Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement in the form of a Revolving Loan or a Swingline Loan.
“Maturity Date” means the later of (a) August 31, 2020 and (b) if maturity is extended pursuant to Section 2.20, such extended maturity date as determined pursuant to Section 2.20 (it being understood and agreed that any such maturity shall not be deemed extended for any Lender that has not consented to such extension).

“Other Taxes” means any and all present or future stamp, court or documentary, intangible, recording, filing or any other similar Taxes arising from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment pursuant to a request by the Borrower under Section 2.19(b)).
“Taxes” means any and all present or future taxes, levies, imposts, assessments, duties, deductions, charges or withholdings (including backup withholding) imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
2.2    Additional Definitions. Section 1.01 of the Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
“Anti-Corruption Laws” means all state or federal laws, rules, and regulations applicable to the Borrower or any of its Subsidiaries from time to time concerning bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Participant Register” has the meaning set forth in Section 9.04(c).
“Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any Sanctions (including, as of the Second Amendment Effective Date, Cuba, Iran, North Korea, Sudan, Syria and the Crimea region of Ukraine).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or Her Majesty’s Treasury, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person that is owned or Controlled by any such Person or Persons described in clauses (a) and (b).
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC and the U.S. Department of State), the United Nations Security Council, the European Union or Her Majesty’s Treasury.
“Second Amendment” means the Second Amendment to Agreement dated as of August 31, 2015 among the Borrower, the Administrative Agent and the other agents and Lenders party thereto.
“Second Amendment Effective Date” means August 31, 2015.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.
“Withholding Agent” means any Obligor and the Administrative Agent, as applicable.
2.3     Definition of “Applicable Margin”. The pricing grid set forth in the definition of “Applicable Margin” in Section 1.01 of the Agreement is hereby replaced with the pricing grid set forth below:

Index Debt Ratings	Commitment Fee Rate	Eurodollar Spread	ABR Spread
Category 1 ≥Baa1/BBB+	0.125%	1.125%	0.125%
Category 2 Baa2/BBB	0.150%	1.250%	0.250%
Category 3 Baa3/BBB-	0.200%	1.500%	0.500%
Category 4 Ba1/BB+	0.275%	1.750%	0.750%
Category 5 ≤Ba2/BB	0.350%	2.000%	1.000%

2.4    Amendment to Section 2.06(b) of the Agreement. Section 2.06(b) of the Agreement is hereby amended by deleting the reference to “$250,000,000” set forth in such Section and replacing it with “$125,000,000”.

2.5    Amendment to Section 2.15(b) of the Agreement. Section 2.15(b) of the Agreement is hereby amended by adding “and liquidity” after the reference to “capital adequacy” in such Section.

2.6    Amendment to Section 2.17 of the Agreement. Section 2.17 of the Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 2.17 Taxes. Any and all payments by or on account of any obligation of any Obligor under this Agreement shall be made free and clear of and without deduction or withholding for any Indemnified Taxes, except as required under applicable law; provided that if any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Indemnified Taxes from any such payment, then (i) the applicable Withholding Agent shall be entitled to deduct such Indemnified Taxes from such payments, (ii) the sum payable shall be increased as necessary so that after making all required deductions or withholdings (including such deductions or withholdings applicable to additional sums payable under this Section), the Administrative Agent, Lender, or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deduction or withholding been made, and (iii) the applicable Withholding Agent shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law

(b)    In addition, the Obligors shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law or, at the option of the Administrative Agent, timely reimburse it for the payment of, any Other Taxes.

(c)     The Obligors shall indemnify each Recipient within 15 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or Issuing Bank (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Banks, shall be conclusive absent manifest.

(d)    As soon as practicable after any payment of Indemnified Taxes or Other Taxes by an Obligor to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(e) (i)     any Lender that is entitled to an exemption from or reduction of withholding Taxes with respect to payments under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(e) (ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)    Without limiting the generality of the foregoing:
(A)    any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Taxes;
(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(1)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)    executed copies of IRS Form W-8ECI;
(3)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable); or
(4)    to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner; and
(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.
(D)    If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender and the Administrative Agent agrees that if any form or certification it previously delivered under this Section 2.17 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(f)    If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(g)    Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
(h)    For purposes of determining withholding Taxes imposed under FATCA, from and after the Second Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
2.7    Amendment to Section 2.19 of the Agreement. Section 2.19(a) of the Agreement is hereby amended by deleting the phrase “any additional amount” in the first sentence of such subsection and replacing it with the phrase “any Indemnified Taxes or additional amounts”.

2.8    Amendment to Section 2.20 of the Agreement. Section 2.20 of the Agreement is hereby amended by deleting the phrase “one such extension” in the first sentence of such Section and replacing it with the phrase “two such extensions”.

2.9    Addition of Section 3.13 of the Agreement. A new Section 3.13 is hereby added to the Agreement in its appropriate numerical order, and such new Section 3.13 is to read in full as follows:
Section 3.13. Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to achieve compliance by the Borrower, its Subsidiaries, and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.  The Borrower and its Subsidiaries are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or any of their respective directors or officers or (b) to the knowledge of the Borrower, any agent or employee of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.
2.10    Amendment to Section 5.08 of the Agreement. Section 5.08 of the Agreement is hereby amended and restated in its entirety to read in full as follows:
Section 5.08. Use of Proceeds and Letters of Credit. The proceeds of the Loans will be used for general corporate purposes. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit directly or, to the knowledge of the Borrower, indirectly, (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, business or transaction would be prohibited by Sanctions if conducted by the Borrower, any of its Subsidiaries or a corporation incorporated in the United States or in the European Union, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

2.11    Addition of Section 5.10 of the Agreement. A new Section 5.10 is hereby added to the Agreement in its appropriate numerical order, and such new Section 5.10 is to read in full as follows:

Section 5.10. Compliance with Anti-Corruption Laws and Sanctions. The Borrower will maintain in effect and enforce such policies and procedures, if any, as it reasonably deems appropriate, in light of its business activities (if any), designed to achieve compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.
2.12    Amendment to Section 6.01(b)(iii) of the Agreement. Section 6.01(b)(iii) of the Agreement is hereby amended to add the following phrase at the end of clause (b)(iii) thereof: “or Indebtedness which is secured by a Lien on any property or asset acquired to the extent such Lien is permitted by Section 6.02(c)”.

2.13    Amendment to Section 6.03. Section 6.03 of the Agreement is hereby amended by adding a new clause (c) to the end thereof, which clause (c) shall read in full as follows:

(c)    The Borrower will not change its jurisdiction of organization to a jurisdiction outside the United States of America.

2.14    Amendment to Section 6.05 of the Agreement. Section 6.05 of the Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 6.05. Intentionally Omitted.

2.15    Amendment to Section 6.06 of the Agreement. Section 6.06 of the Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 6.06 Intentionally Omitted.

2.16    Amendment to Section 6.07 of the Agreement. Section 6.07 of the Agreement is hereby amended and restated in its entirety to read in full as follows

Section 6.07 Intentionally Omitted.

2.17    Amendment to Section 9.04(c)(i) of the Agreement. Section 9.04(c)(i) of the Agreement is hereby amended to add the following at the end thereof:

Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

2.18    New Exhibits. The Agreement shall be amended to add new Exhibits H-1, H-2, H-3, and H-4 attached hereto as Exhibits H-1, H-2, H-3, and H-4, respectively.

2.19    Amendment to Schedule 2.01 of the Agreement. Schedule 2.01 to the Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule 2.01 attached hereto.

2.20    Certain Subsidiary Provisions No Longer Applicable. Certain provisions of the Agreement are no longer applicable. Accordingly, the parties hereby agree as follows:
(a)    The last sentence in the definition of “Subsidiary” is hereby deleted in its entirety.
(b)    The last sentence in the definition of “Unrestricted Subsidiary” is hereby deleted in its entirety.
(c)    Section 6.08 of the Agreement is hereby amended by (i) deleting the reference to “(iv)” therein and replacing it with “and (iv)”, and (ii) deleting the reference to “and (v) the foregoing shall not apply to customary restrictions or conditions existing in any agreement relating to Indebtedness of Pioneer Southwest Energy Partners L.P. in the event it becomes a Restricted Subsidiary” therein.

Section 3.    Conditions Precedent. The effectiveness of this Second Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance (the date on which such effectiveness occurs, the “Second Amendment Effective Date”):

3.1    The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Second Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Second Amendment) that such party has signed a counterpart of this Second Amendment.

3.2    The Administrative Agent, Lenders and Co-Arrangers shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

3.3    The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Obligor dated as of the Second Amendment Effective Date setting forth (1) resolutions of its board of directors (or its equivalent) with respect to the authorization of such Obligor to execute and deliver the Loan Documents to which it is a party and to enter into the Transactions contemplated in those documents, (2) the officers of such Obligor (a) who are authorized to sign the Loan Documents to which such Obligor is a party and (b) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the Transactions contemplated hereby, (3) specimen signatures of such authorized officers, and (4) the organizational documents and good standing certificates of such Obligor, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from such Obligor to the contrary.

3.4    The Administrative Agent shall have received duly executed promissory notes payable to each Lender that has requested a promissory note in a principal amount equal to its Commitment dated as of the Second Amendment Effective Date.

3.5    The Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, certifying compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Agreement.

3.6    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Second Amendment Effective Date) of any general counsel or associate general counsel of the Borrower or a wholly owned subsidiary of the Borrower acting as counsel for the Borrower, and of Thompson & Knight LLP, outside counsel for the Borrower.

3.7    The Administrative Agent shall have received such other documents as the Administrative Agent (or its counsel) may reasonably request.

Section 4.    Representations and Warranties; Etc. The Borrower hereby affirms: (a) that, as of the date of execution and delivery of this Second Amendment and after giving effect hereto, all of the representations and warranties contained in each Loan Document are true and correct in all material respects as though made on and as of such date; (b) that after giving effect to this Second Amendment and to the transactions contemplated hereby (i) no Defaults exist under the Loan Documents or will exist under the Loan Documents and (ii) there has been no change since December 31, 2014 that has resulted in a Material Adverse Effect which is continuing; and (c) that this Second Amendment has been duly authorized and executed and is enforceable in accordance with its terms.

Section 5.    Reference to and Effect Upon the Agreement and other Loan Documents.

5.1    This Second Amendment shall constitute a Loan Document as such term is defined in the Agreement.

5.2    Except as specifically amended hereby, the Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

5.3    This Second Amendment is limited as specified herein and shall not constitute an amendment or waiver of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Agreement or the other Loan Documents for any other date or purpose.

Section 6.    Assignment and Assumption.

6.1    For an agreed consideration, each Lender (individually an “Assignor” and collectively, the “Assignors”) hereby irrevocably sells and assigns, severally and not jointly, (i) all of such Assignor’s rights and obligations in its capacity as Lender under the Agreement and any other documents or instruments delivered pursuant thereto to the extent related to its Commitment and Credit Exposure, as the case may be, identified in Annex I attached hereto and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such Assignor (in its capacity as Lender) against any Person, whether known or unknown, arising under or in connection with the Agreement, any other documents or instruments delivered pursuant thereto or the transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively for all Assignors as the “Assigned Interests”) to the Lenders (individually, an “Assignee” and, collectively, the “Assignees”) set forth on Schedule 2.01 to this Second Amendment (which shall replace the existing Schedule 2.01 to the Agreement as of the Second Amendment Effective Date), and each Assignee hereby irrevocably purchases and assumes from each Assignor such Assignee’s percentage (as set forth on Schedule 2.01 to this Second Amendment) of the Assigned Interests, subject to and in accordance with the Agreement and this Second Amendment, as of the Second Amendment Effective Date. Such sale and assignment is without recourse to the Assignors and, except as expressly provided in this Second Amendment, without representation or warranty by the Assignors.

6.2    From and after the Second Amendment Effective Date, the Administrative Agent shall distribute all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the appropriate Assignors for amounts which have accrued to but excluding the Second Amendment Effective Date and to the appropriate Assignees for amounts which have accrued from and after the Second Amendment Effective Date.

6.3    After giving effect to the assignments in Section 6.1 of this Second Amendment, each of Credit Agricole Corporate and Investment Bank, DNB Bank ASA and Mizuho Corporate Bank, Ltd. (each, an

“Exiting Lender”) shall cease to be a party to the Agreement as of the Second Amendment Effective Date and shall no longer be a “Lender”, each Exiting Lender’s Commitment shall be $0.00, and each Exiting Lender’s Commitments to lend and its other obligations under the Agreement shall be terminated automatically with no further action required. Each Exiting Lender joins in the execution of this Second Amendment solely for purposes of effectuating this Second Amendment pursuant to Section 3 hereof and assigning their Assigned Interests pursuant to this Section 6.
6.4    After giving effect to the assignments in Section 6.1 of this Second Amendment, each of BNP Paribas and The Bank of Nova Scotia (each, a “New Lender”) hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Agreement, to the same extent as if each New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under the Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Second Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Agreement, (b) it has received a copy of the Agreement and copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Second Amendment Effective Date, it shall be a party to and be bound by the provisions of the Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.
Section 7.    Miscellaneous.
7.1    Ratification and Affirmation. The Borrower hereby expressly (a) acknowledges the terms and conditions of this Second Amendment, (b) ratifies and affirms its obligations under the Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Loan Documents to which it is a party and (d) agrees that its obligations under the Loan Documents to which it is a party remain in full force and effect.
7.2    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or email transmission or other electronic means shall be effective as delivery of a manually executed counterpart hereof.
7.3    No Oral Agreement. THIS WRITTEN SECOND AMENDMENT, THE AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
7.4    Governing Law. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the date first written above.

Borrower:	PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Richard P. Dealy
	Name:	Richard P. Dealy
	Title:	Executive Vice President and Chief Financial
Officer

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Administrative Agent & Lender:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Brandon Kast
	Name:	Brandon Kast
	Title:	Vice President

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Syndication Agent & Lender:	BANK OF AMERICA, N.A.

	By:	/s/ Ronald E. McKaig
	Name:	Ronald E. McKaig
	Title:	Managing Director

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Syndication Agent & Lender:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Muhammad Hasan
	Name:	Muhammad Hasan
	Title:	Vice President

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Documentation Agent & Lender:	BANK OF MONTREAL

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Managing Director

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Documentation Agent & Lender:	CITIBANK, N.A.

	By:	/s/ Ivan Davey
	Name:	Ivan Davey
	Title:	Vice President

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Lender:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Lender:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

	By:	/s/ Stephen W. Warfel
	Name:	Stephen W. Warfel
	Title:	Managing Director

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Lender:	DEUTSCHE BANK AG NEW YORK BRANCH

	By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice Presdient

	By:	/s/ Heidi Sandquist
	Name:	Heidi Sandquist
	Title:	Director

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Lender:	COMPASS BANK

	By:	/s/ Blake Kirshman
	Name:	Blake Kirshman
	Title:	Senior Vice President

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Lender:	CITIZENS BANK, N.A., formerly known as
The Royal Bank of Scotland plc

	By:	/s/ Scott Donaldson
	Name:	Scott Donaldson
	Title:	Senior Vice President

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Lender:	UBS AG, STAMFORD BRANCH

	By:	/s/ Denise Bushee
	Name:	Denise Bushee
	Title:	Associate Director

	By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Lender:	BARCLAYS BANK PLC

	By:	/s/ Vanessa Kurbatskiy
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Lender:	GOLDMAN SACHS BANK USA

	By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Lender:	SOCIETE GENERALE

	By:	/s/ Max Sonnonstine
	Name:	Max Sonnonstine
	Title:	Director, Portfolio Manager

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Lender:	TORONTO DOMINION (TEXAS) LLC

	By:	/s/ Rayan Karim
	Name:	Rayan Karim
	Title:	Authorized Signatory

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Lender:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Patrick Jeffrey
	Name:	Patrick Jeffrey
	Title:	Vice President

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Lender:	CREDIT SUISSE AG, Cayman Islands Branch

	By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

	By:	/s/ Jayant Rao
	Name:	Jayant Rao
	Title:	Authorized Signatory

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Lender:	ROYAL BANK OF CANADA

	By:	/s/ Jay T. Sartain
	Name:	Jay T. Sartain
	Title:	Authorized Signatory

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

New Lender:	BNP PARIBAS

	By:	/s/ Ann Rhoads
	Name:	Ann Rhoads
	Title:	Managing Director

	By:	/s/ Sriram Chandrasekaran
	Name:	Sriram Chandrasekaran
	Title:	Director

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

New Lender:	THE BANK OF NOVA SCOTIA

	By:	/s/ John Frazell
	Name:	John Frazell
	Title:	Director - US Energy

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Exiting Lender:	MIZUHO CORPORATE BANK, LTD.

	By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Exiting Lender:	CREDIT AGRICOLE CORPORATE
AND INVESTMENT BANK

	By:	/s/ Ting Lee
	Name:	Ting Lee
	Title:	Director

	By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Managing Director

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

Exiting Lender:	DNB CAPITAL LLC

	By:	/s/ Asulv Tveit
	Name:	Asulv Tveit
	Title:	First Vice President

	By:	/s/ James Grubb
	Name:	James Grubb
	Title:	Vice President

[Signature Page - Second Amendment - Pioneer Natural Resources Company]

EXHIBIT H-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Second Amended and Restated 5-Year Revolving Credit Agreement dated as of March 31, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Pioneer Natural Resources Company, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders (the “Lenders”) from time to time party thereto.
Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN (or IRS Form W-8BEN-E, as applicable). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF LENDER]
By:
Name:
Title:
Date: ________ __, 20[ ]

EXHIBIT H-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Second Amended and Restated 5-Year Revolving Credit Agreement dated as of March 31, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Pioneer Natural Resources Company, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders (the “Lenders”) from time to time party thereto.
Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN (or IRS Form W-8BEN-E, as applicable). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ________ __, 20[ ]

EXHIBIT H-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Second Amended and Restated 5-Year Revolving Credit Agreement dated as of March 31, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Pioneer Natural Resources Company, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders (the “Lenders”) from time to time party thereto.
Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-9 or IRS Form W-8BEN (or IRS Form W-8BEN-E, as applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN (or IRS Form W-8BEN-E, as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ________ __, 20[ ]

EXHIBIT H-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Second Amended and Restated 5-Year Revolving Credit Agreement dated as of March 31, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Pioneer Natural Resources Company, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders (the “Lenders”) from time to time party thereto.
Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any promissory note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-9 or IRS Form W-8BEN (or IRS Form W-8BEN-E, as applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN (or IRS FormW-8BEN-E, as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF LENDER]
By:
Name:
Title:
Date: ________ __, 20[ ]

SCHEDULE 2.01
COMMITMENTS
(As of the Second Amendment Effective Date)

Lender	Amount of Commitment	Percentage of Total Commitments*
Wells Fargo Bank, National Association	$105,000,000.00	7.00000000%
Bank of America, N.A.	$105,000,000.00	7.00000000%
JPMorgan Chase Bank, N.A.	$105,000,000.00	7.00000000%
Bank of Montreal	$90,000,000.00	6.00000000%
Citibank, N.A.	$90,000,000.00	6.00000000%
Compass Bank	$85,000,000.00	5.66666675%
Goldman Sachs Bank USA	$85,000,000.00	5.66666675%
Royal Bank of Canada	$85,000,000.00	5.66666675%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$85,000,000.00	5.66666675%
Barclays Bank PLC	$73,000,000.00	4.86666700%
Deutsche Bank AG New York Branch	$73,000,000.00	4.86666700%
Morgan Stanley Bank, N.A.	$73,000,000.00	4.86666700%
Toronto Dominion (Texas) LLC	$73,000,000.00	4.86666700%
UBS AG, Stamford Branch	$73,000,000.00	4.86666700%
BNP Paribas	$50,000,000.00	3.33333300%
Citizens Bank, N.A.	$50,000,000.00	3.33333300%
Credit Suisse AG, Cayman Islands Branch	$50,000,000.00	3.33333300%
Societe Generale	$50,000,000.00	3.33333300%
The Bank of Nova Scotia	$50,000,000.00	3.33333300%
U.S. Bank National Association	$50,000,000.00	3.33333300%
Total	$1,500,000,000	100.00000000%
*Percentages are rounded to the nearest one-hundredth

ANNEX I
COMMITMENTS
(Immediately Prior to the Second Amendment Effective Date)

Lender	Amount of Commitment
Wells Fargo Bank, National Association	$100,000,000
Bank of America, N.A.	100,000,000
JPMorgan Chase Bank, N.A.	100,000,000
Bank of Montreal	85,000,000
Citibank, N.A.	85,000,000
BBVA Compass	85,000,000
Mizuho Corporate Bank, Ltd.	85,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	85,000,000
Royal Bank of Canada	85,000,000
Deutsche Bank AG New York Branch	75,000,000
DNB Bank ASA	75,000,000
Citizens Bank, N.A.	75,000,000
UBS AG, Stamford Branch	75,000,000
Goldman Sachs Bank USA	75,000,000
Credit Agricole Corporate and Investment Bank	45,000,000
Credit Suisse AG, Cayman Islands Branch	45,000,000
Toronto Dominion (Texas) LLC	45,000,000
U.S. Bank National Association	45,000,000
Barclays Bank PLC	45,000,000
Morgan Stanley Bank, N.A.	45,000,000
Societe Generale	45,000,000
Total	$1,500,000,000